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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 6, 2004

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-7573                  73-0618660
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)



                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE

         Parker Drilling Company (the "Company") intends, subject to market and other conditions, to pursue a private offering of senior notes, the proceeds of which will be used to repay all outstanding borrowings under the term loan portion of its existing credit facility (currently $70 million) and, together with cash on hand, to fund the cash tender offer for a portion of the Company's 10 1/8% senior notes due 2009 separately announced on August 6, 2004. The offering of the senior notes will be made within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

         The securities to be offered have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

         This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

         Cautionary Statement Regarding Forward-Looking Statements: This report contains statements that are "forward-looking statements" within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this report, other than statements of historical facts, are "forward-looking statements" for purposes of these provisions. These forward-looking statements include the Company's intention to raise proceeds through the offering and sale of senior notes, the Company's intended use of proceeds of the offering of senior notes and the anticipated terms of the senior notes. There can be no assurance that the Company will complete the offering of the senior notes on the anticipated terms or at all. The Company's ability to complete the offering of the senior notes will depend, among other things, on market conditions for debt securities in general and the Company's debt securities in particular. In addition, the Company's ability to complete the offering and the Company's business are subject to the risks described in the Company's filings with the Securities and Exchange Commission. The Company's annual, quarterly and special reports are available over the internet at the SEC's web site at http://www.sec.gov.


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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARKER DRILLING COMPANY


Dated: August 6, 2004                  By: /s/ James W. Whalen
                                           --------------------------------
                                           James W. Whalen
                                           Senior Vice President and
                                           Chief Financial Officer